BANCORPSOUTH, INC. Financial Information As of and for the Three Months Ended March 31, 2016 Exhibit 99.2

Forward Looking Information Certain statements contained in this this presentation and the accompanying slides may not be based upon historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “will,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms, timing and closings of the proposed mergers with Ouachita Bancshares Corp. and Central Community Corporation, the Company’s ability to operate its regulatory compliance programs consistent with federal, state ,and local laws, including its BSA/AML compliance program, the terms, timing and outcome of the settlement discussions in connection with the joint investigation by the Consumer Financial Protection Bureau (the “CFPB”) and the United States Department of Justice (“DOJ”) of the Company’s fair lending practices, the acceptance by customers of Ouachita Bancshares Corp. and Central Community Corporation of the Company’s products and services if the proposed mergers close, the outcome of any instituted, pending or threatened material litigation, amortization expense for intangible assets, goodwill impairments, loan impairment, utilization of appraisals and inspections for real estate loans, maturity, renewal or extension of construction, acquisition and development loans, net interest revenue, fair value determinations, the amount of the Company’s non-performing loans and leases, additions to Other Real Estate Owned (“OREO”), credit quality, credit losses, liquidity, off-balance sheet commitments and arrangements, valuation of mortgage servicing rights, allowance and provision for credit losses, continued weakness in the economic environment, early identification and resolution of credit issues, utilization of non-GAAP financial measures, the ability of the Company to collect all amounts due according to the contractual terms of loan agreements, the Company’s reserve for losses from representation and warranty obligations, the Company’s foreclosure process related to mortgage loans, the resolution of non-performing loans that are collaterally dependent, real estate values, fully-indexed interest rates, interest rate risk, interest rate sensitivity, calculation of economic value of equity, impaired loan charge-offs, troubled debt restructurings, diversification of the Company’s revenue stream, liquidity needs and strategies, sources of funding, net interest margin, declaration and payment of dividends, cost saving initiatives, improvement in the Company’s efficiencies, operating expense trends, future acquisitions and consideration to be used therefore and the impact of certain claims and ongoing, pending or threatened litigation, administrative and investigatory matters.   The Company cautions readers not to place undue reliance on the forward-looking statements contained in this this presentation and the accompanying slides, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors may include, but are not limited to, the Company’s ability to operate its regulatory compliance programs consistent with federal, state ,and local laws, including its BSA/AML compliance program, when and whether the joint investigation by the CFPB and the DOJ of the Company’s fair lending practices is resolved by settlement and, if so, on what terms, the ability of the Company, Ouachita Bancshares Corp. and Central Community Corporation to obtain regulatory approval of and close the proposed mergers, the potential impact upon the Company of the delay in the closings of these proposed mergers, the impact of any ongoing, pending or threatened litigation, administrative and investigatory matters involving the Company, conditions in the financial markets and economic conditions generally, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s OREO, limitations on the Company’s ability to declare and pay dividends, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd-Frank Act, and supervision of the Company’s operations, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic and environmental conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of the loss of any key Company personnel, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, the Company’s ability to adapt its products and services to evolving industry standards and consumer preferences, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third-party vendors to perform, unfavorable ratings by rating agencies, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, other factors generally understood to affect the assets, business, cash flows, financial condition, liquidity, prospects and/or results of operations of financial services companies and other factors detailed from time to time in the Company’s press and this presentation and the accompanying slides, reports and other filings with the SEC. Forward-looking statements speak only as of the date that they were made, and, except as required by law, the Company does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances that occur after the date of this this presentation and the accompanying slides.

Q1 Highlights Net income of $22.5 million, or $0.24 per diluted share Generated net loan growth of $71.9 million, or 2.8% annualized, and deposit growth of $155.5 million, or 5.5% annualized Incurred pre-tax charge of $13.8 million to reflect a probable and estimable liability associated with ongoing regulatory matters Earnings adversely impacted by negative mortgage servicing rights valuation adjustment of $8.0 million Net operating income - excluding MSR of $36.9 million, or $0.39 per diluted share Continued stable credit quality; recorded provision for credit losses of $1.0 million Net interest margin remained stable at 3.56 percent Continued progress toward improving cost structure As of and for the three months ended March 31, 2016 All non-GAAP measures defined and/or reconciled in first quarter 2016 earnings release

Recent Quarterly Results Dollars in millions, except per share data All non-GAAP measures defined and/or reconciled in first quarter 2016 earnings release NM – Not Meaningful

Noninterest Revenue Dollars in thousands NM – Not Meaningful

Dollars in thousands NM – Not Meaningful Noninterest Expense

Dollars in millions Deposits and Customer Repos

Dollars in millions Net loans and leases Loan Portfolio

Dollars in thousands Mortgage and Insurance Revenue

As of and for the three months ended March 31, 2016 Credit Quality Highlights Recorded provision for credit losses of $1.0 million, representing first recorded provision since the third quarter of 2013 – results from model adjustment for loan growth combined with slight increase in classified assets Net charge-offs were $1.0 million for the first quarter compared with net charge-offs of $6.6 million for the fourth quarter of 2015 and net charge-offs of $0.8 million for the first quarter of 2015 Non-performing loans (“NPLs”) decreased $0.7 million and non-performing assets (“NPAs”) decreased $2.7 million during the first quarter OREO decreased $2.1 million, or 14.1%, quarter over quarter Near-term delinquencies remained stable at $23.6 million

Highlights Progress toward resolving CFPB/DOJ matter Continued net loan growth and deposit growth Stable net interest margin and credit quality metrics Reduction in total operating expense Current Focus Q & A Summary Continue to grow – loans, deposits, and fee revenue sources Challenge expenses and continue to improve efficiency Efficiently manage capital